UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2015

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue, Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 277-1100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 25, 2015, the Company’s Board of Directors appointed William G. Petroplus to serve as the President and Chief Executive Officer of the Company and President and Chief Executive Officer of Progressive Bank, N.A., the Company’s wholly-owned banking subsidiary, effective immediately. Mr. Petroplus, age 67, has been serving as the Interim President and Chief Executive Officer of the Company and its subsidiary bank since December 21, 2013. Mr. Petroplus has served on the Company’s Board of Directors since 1998. Prior to his appointment on December 21, 2013, Mr. Petroplus served as Chairman of the Nominating Committee and was a member of the Corporate Governance/Human Resource Compensation Committee. Mr. Petroplus also serves as a director of Progressive Bank, N.A. There are no arrangements or understandings between Mr. Petroplus and any other person or persons pursuant to which Mr. Petroplus was appointed as President and Chief Executive Officer, and there is no family relationship between Mr. Petroplus and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions between the Company and Mr. Petroplus that are reportable pursuant to Item 404(a) of Regulation S-K.

Mr. Petroplus has over 40 years of experience as an attorney with the law firm, Petroplus & Gaudino, PLLC. He also is the sole member of GWP Realty LLC a real estate investment and rental limited liability company. Mr. Petroplus is a graduate of West Virginia University and the West Virginia University College of Law.

Item 7.01 Regulation FD Disclosure.

On March 26, 2015, the Company issued a press release announcing Mr. Petroplus’ appointment as the President and Chief Executive Officer of the Company and President and Chief Executive Officer of Progressive Bank, N.A., its subsidiary bank. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 7.01, and Exhibit 99.1 hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit 99.1 First West Virginia Bancorp, Inc. Press Release, dated March 26, 2015, entitled “First West Virginia Bancorp, Inc. Announces Appointment of William G. Petroplus as President and Chief Executive Officer”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

/s/ Francie P. Reppy
Francie P. Reppy
Executive Vice President, Chief Administrative Officer and Chief Financial Officer

Date: March 26, 2015